Offerings - Offering: 1	May 12, 2025 USD ($)
Offering:
Fee Previously Paid	true
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.125% SeniorNotes due 2032
Amount Registered	500,000,000
Proposed Maximum Offering Price per Unit	0.99582
Maximum Aggregate Offering Price	$ 497,910,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 76,230.02
Offering Note	The prospectus supplement to which this exhibit is attached is a final prospectus supplement for the related offering. The maximum aggregate offering price of that offering is $497,910,000.